Exhibit 99.1

Forward-Looking Statements

This presentation, both written and oral, contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in HealthGrades' business, anticipated web traffic, addition to current data, and financial and operating projections are forward-looking statements. These statements, as well as the phrases "anticipate," "well-placed," "believe," "estimate," "expect," "consider" and similar expressions, are generally intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of HealthGrades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

Please refer to the documents that HealthGrades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including HealthGrades' most recent annual report on Form 10-K, for a discussion of these and other risk factors.

All forward-looking statements in this presentation are based on information available to HealthGrades as of the date hereof. All written or oral forward-looking statements attributable to HealthGrades or any person acting on behalf of HealthGrades are expressly qualified in their entirety by the foregoing. HealthGrades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in HealthGrades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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© Copyright 2010 Health Grades, Inc. All Rights Reserved.

HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE®

3 Our Strategic Position Who we are Strategic Position What we do Mission How we do it Organizing Principle The Leading Independent Healthcare Ratings Company authoritative | excellence | independence | integrity | transparency | insight empowering | impact | accountability

4 Who We Are Relevance Recognized and trusted brand for >10 years Proprietary ratings based upon outcomes on 5,000 hospitals Over 18 million monthly unique visitors to our web properties #1 Ranked doctor-ratings site1 Impact Disruptive change agent Empower, enable and influence pre-visit patients Provide transparency that has been lacking in the industry Foster accountability for providers for their quality of care We are in a position to drive patient choice - for hospitals, for doctors, for advertisers, in a way that no organization has in the past 1 Source: TNS Media/Compete: Top Health: Insurance and Physicians Web Sites, June 2009

5 Health Grades' Strategic Channels Providers - Ratings & Awards - Clinical Excellence - Patient Direct Connect Patients - Web Assets - Display Advertising - Quality-based Reports Life Sciences Sponsorships: - Pharma - Med Device - Consumer Packaged Goods Driving Patient Choice

6 HealthGrades' Web Properties 90% of Healthgrades.com users search for physician information Based on a recent HealthGrades' survey, 82% of our users will see a physician in the next 30 days; 91% within the next 60 days Over 8 million monthly unique visitors Substantially all of WrongDiagnosis.com users search for symptoms/diseases/diagnoses Healthcare tools and information covering more than 20,000 treatments, diseases and conditions, and over 10,000 symptoms Strong and vibrant online communities Over 10 million monthly unique visitors

7 HealthGrades' Web Properties Unique Users 1 - Wrongdiagnosis.com users included beginning October 13, 2008. Source: HealthGrades Internal Tracking System, January 2009 Increasing traffic, now over 18 million unique users a month

8 Change in Revenue Mix 2009 2003 2005 Transformational Growth Strategy

Provider Professional Services ≈ 60% of Revenue

- Hospital Marketing ≈ 85% of Provider Professional Services Revenue
  - Hospitals license HealthGrades ratings to communicate excellence; 15% of facilities receive 5 stars in each of 11 specialty segments (e.g., cardiovascular, orthopaedics, etc.)
  - $55,000/year per line of service on average, $150,000/year blanket license
  - Addressable market <10% penetrated
  - Quality Improvement ≈ 15% of Provider Professional Services Revenue
  - Physician-to-physician consulting to understand data, improve outcomes
  - ≈$100,000/year per line of service
  - Addressable market <1% penetrated
- Doubling the Effective Size of the Salesforce in 2010

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© Copyright 2010 Health Grades, Inc. All Rights Reserved.

HEALTHGRADES
GUIDING AMERICA TO BETTER HEALTHCARE

10 Internet Business Group ^ 40% of Revenue Physician Reports - Transaction and subscription revenue Legacy business Consumer pays for board certification, sanction and malpractice information Subscription product sends updates to consumers with changes in physician profiles Display Advertising Majority of both websites still sold through remnant channels Movement toward more vertical network business

11 Internet Business Group (Cont.) Sponsorships Connecting Point Sponsorship of physician profiles by hospitals/hospital systems/single specialty providers and connection to physician practice Sold on one-to-one basis (ownership of physician profile) Tenet/Fresenius largest clients. Sponsor roughly 18,000 profiles and generate $4.3M annual revenue Patient Direct Connect Sponsorship of physician profiles by hospitals/hospital systems/single specialty providers and connection to hospital call center Sold based on number of profile views Currently in pilot phase

12 Consumers Prefer Internet Search Internet Most Preferred Source of Health Information Search is a starting point when retrieving health info online Go Direct to a Website 34% Among eHealth Consumers Source: Manhattan Research, Cybercitizen(r) Health v6.0

13 Patients Searching will Land on HealthGrades

14 Sponsorship Success - Tenet ....A 2.3 percent increase in same- hospital admissions in Jan '08 ....The portion of patient volume consisting of charity and uninsured cases declined ....Improved physician recruitment, with a 9 percent gain in doctors with admitting privileges in 2007 SOURCE: TheStreet.com, February 28, 2008

15 Internet Business Group (Cont.) Health Management Suite Providing hospital/physician information to employers, health plans and benefit consultants Content Licensing Opportunity for media organizations and web publishers to enhance content and increase site traffic 16 Health plans with 9 million members 13 Web publishers and 15 local media partners Create brand ubiquity, SEO opportunities

16 Enterprise Imperatives Successful market launch and adoption of Patient Direct Connect Increase user engagement and usability on our web properties (tools, appointment guides, improved search) Successful implementation of "one sales organization" for Provider Professional Services Successfully build-out our direct sales organization in Life Sciences sponsorship and advertising Excel Reposition and elevate the value of Ratings and Awards within the Hospital C-Suite Deliver on our Strategic Physician Asset (SPA) initiative Maximize Innovate

17 SPA (Strategic Physician Asset) Initiative Mission: Maintain and build upon our dominant position in provider selection Objectives: Expand our web content to provide high patient need fulfillment Establish data accuracy excellence Obtain unique content directly from physicians Create a trusting and on-going relationship with physicians Why this is important: Remain the dominant patient's choice for provider search and selection Become the web site of choice for physicians to enhance their presence online Enhance the relevance of the HealthGrades web site for hospital executives Grow revenues as a result of a strengthened and defensible competitive position

Rank Website Unique Visitors (000's) Monthly Change Yearly Change 1 HealthGrades.com 2,783 7.7% 53.5% 2 myuhc.com 1,559 0.6% 20.4% 3 ehealthinsurance.com 1,069 6.8% 32.6% 4 anthem.com 1,059 11.1% 24.9% 5 medicare.gov 946 0.0% 5.1% 6 cigna.com 905 5.2% 20.7% 7 humana.com 660 7.4% 11.8% 8 vitals.com 632 -1.5% 227.1% 9 dentalplans.com 600 58.3% 78.8% 10 doctorslounge.com 498 1.4% 114.0% HealthGrades is the #1 Doctor Information Resource Source: TNS Media/Compete: Top Health: Insurance and Physicians Web Sites, June 2009 18

19 Investment Highlights Market Position We are in a position to drive patient's choice - for hospitals, for doctors, for advertisers, in a way that no organization has in the past Disruptive change agent High acuity index of consumers on Healthgrades.com (Pre-Visit Patient) Financial Position Solid core Provider Professional Services business growing ^ 10% with >80% + annual retention rate Internet Business Group represents significant growth opportunity with recently launched advertising/sponsorship platform; > 18M unique visitors per month (Healthgrades.com and WrongDiagnosis.com) Strong balance sheet (Debt-free, substantial cash flow)

20 Keys to Growth Successful market launch and adoption of Patient Direct Connect Increase user engagement and usability on our web properties (tools, appointment guides, improved search) Successful implementation of "one sales organization" for Provider Professional Services Successfully build-out our direct sales organization in Life Sciences sponsorship and advertising Excel Reposition and elevate the value of Ratings and Awards within the Hospital C-Suite Deliver on our Strategic Physician Asset (SPA) initiative Maximize Innovate

21 Financial Performance 2008 Actual Ratings and Advisory revenue $39.7M + 21% $6.4M cash flow from operations Repurchased 2.4M shares for $10.7M 2009 Guidance 1 Approximately 30% revenue growth over 2008 Operating margin target of 17 to 21% 2010 Guidance 1 Approximately 20% revenue growth over 2009 Operating margin target of 19 to 22% 1 From the HealthGrades Press Release issued December 21, 2009. HealthGrades neither reaffirms nor modifies its previously issued guidance, but rather includes in this presentation to reference its last reported targets.